Exhibit 99.2

Woodway Financial Advisors, A Trust Company

Financial Statements

For the Year Ended December 31, 2014

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of

Woodway Financial Advisors, a Trust Company

Houston, Texas

We have audited the accompanying financial statements of Woodway Financial Advisors, a Trust Company (the “Company”), which comprise the balance sheet as of December 31, 2014, and the related statements of income, changes in stockholders’ equity, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

To the Board of Directors of

Woodway Financial Advisors, a Trust Company

Re: Independent Auditors’ Report

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Woodway Financial Advisors, a Trust Company, as of December 31, 2014, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Correction of Error

As discussed in Note 2 to the financial statements, certain errors resulting in understatement of amounts previously reported for accounts receivable, and revenue as of December 31, 2013, were discovered by management of the Company during the current year. Accordingly, amounts reported for beginning retained earnings have been restated in the 2014 financial statements. Our opinion is not modified with respect to this matter.

/s/ Briggs & Veselka Co.
Houston, Texas

May 22, 2015

(2)

WOODWAY FINANCIAL ADVISORS, A TRUST COMPANY

BALANCE SHEET

DECEMBER 31, 2014

ASSETS
Current assets
Cash and cash equivalents	$2,457,546
Accounts receivable	970,558
Accrued interest receivable	12,082
Prepaid expenses and other	181,015

Total current assets	3,621,201

Held-to-maturity investments
U.S. government agency bonds	249,904
Corporate bonds	1,414,826
Municipal bonds	150,681

Total investments	1,815,411

Property and equipment, net	218,500

TOTAL ASSETS	$5,655,112

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued expenses	$536,041
Other current liabilities	4,443

Total current liabilities	540,484

Other long-term liabilities	8,329

Total liabilities	548,813

Stockholders’ equity
Common stock, $1 par value, 500,000 shares authorized; 389,850 issued and outstanding	389,850
Additional paid-in capital	484,594
Additional paid-in capital – stock options	24,862
Retained earnings – restricted	844,755
Retained earnings – unrestricted, $100,000 appropriated for contingencies	3,362,238

Total stockholders’ equity	5,106,299

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$5,655,112

The accompanying notes are an integral part of these financial statements.

(3)

WOODWAY FINANCIAL ADVISORS, A TRUST COMPANY

STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2014

Income
Fees	$10,436,944
Interest	51,082

Total income	10,488,026

Expenses
Compensation and employee benefits	3,645,183
Information technology	404,282
Advertising and marketing	260,127
Occupancy	313,198
Other operating	672,585

Total expenses	5,295,375

Income before income taxes	5,192,651

State income tax expense	59,917

NET INCOME	$5,132,734

The accompanying notes are an integral part of these financial statements.

(4)

WOODWAY FINANCIAL ADVISORS, A TRUST COMPANY

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2014

				Additional
	Common Stock Issued		Additional Paid-In Capital	Paid-In Capital – Stock Options	Retained Earnings – Restricted	Retained Earnings – Unrestricted	Total Stockholders’ Equity
	Number of Shares	Par Value

BALANCE, DECEMBER 31, 2013 AS PREVIOUSLY REPORTED	387,650	$387,650	$341,252	$22,076	$844,755	$2,368,324	$3,964,057

Prior period adjustment (see Note 2)	—	—	—	—	—	820,514	820,514

BALANCE, DECEMBER 31, 2013 AS RESTATED	387,650	387,650	341,252	22,076	844,755	3,188,838	4,784,571

Stock options exercised	2,200	2,200	143,342	(12,759)	—	—	132,783

Stock option expense	—	—	—	15,545	—	—	15,545

Net income	—	—	—	—	—	5,132,734	5,132,734

Dividends on common stock, $12.73 per share	—	—	—	—	—	(4,959,334)	(4,959,334)

BALANCE, DECEMBER 31, 2014	389,850	$389,850	$484,594	$24,862	$844,755	$3,362,238	$5,106,299

The accompanying notes are an integral part of these financial statements.

(5)

WOODWAY FINANCIAL ADVISORS, A TRUST COMPANY

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2014

Cash flows from operating activities
Net income	$5,132,734
Adjustments to reconcile net income to net cash from operating activities:
Depreciation	85,220
Premium amortization	6,062
Discount accretion	(1,409)
Loss on disposal of property and equipment	814
Stock option expense	15,545
Fiduciary reserve provision	(164,220)
Losses against fiduciary reserve	(2,990)
Change in operating assets and liabilities:
Accounts receivable	(125,303)
Accrued interest receivable	3,742
Prepaid expenses and other	67,746
Accounts payable and accrued expenses	403,130
Other current liabilities	(6,514)
Other long-term liabilities	(4,443)

Net cash from operating activities	5,410,114

Cash flows from investing activities
Purchase of marketable debt securities	(366,326)
Proceeds from maturities of marketable debt securities	350,000
Capital expenditures	(27,455)

Net cash from investing activities	(43,781)

Cash flows from financing activities
Proceeds from issuance of common stock	132,783
Dividends on common stock paid	(4,959,334)

Net cash from financing activities	(4,826,551)

Net change in cash and cash equivalents	539,782

Cash and cash equivalents, beginning of year	1,917,764

Cash and cash equivalents, end of year	$2,457,546

Supplemental cash flow information:
State income taxes paid	$49,342

The accompanying notes are an integral part of these financial statements.

(6)

WOODWAY FINANCIAL ADVISORS, A TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014

NOTE 1 – NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Woodway Financial Advisors, a Trust Company (the “Company”), a Texas subchapter S corporation, was organized to have full trust company powers as recognized by the Texas State Banking Commission. Financial services are provided to individuals and families, including corporate executives, professionals and closely-held businesses. Financial services include individual financial counseling, investment analysis and management, trust and estate services, and special financial services for organizations.

Summary of Significant Accounting Policies

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Basis of Accounting – The Company maintains its accounts on the accrual method of accounting in accordance with GAAP.

Cash and Cash Equivalents – The Company considers cash in banks and other highly liquid investments with an original maturity of three months or less to be cash and cash equivalents. At December 31, 2014, cash equivalents consisted of money market accounts.

Accounts Receivable – Accounts receivable are stated at amount billed to clients or otherwise due in the normal course of business. Accounts receivable are ordinarily due when invoiced. Management believes accounts receivable to be fully collectible; therefore, no allowance for doubtful accounts has been established.

Investments – Investment securities consist of debt securities at December 31, 2014. The Company classifies its debt securities as either held-to-maturity or available-for-sale. Held-to-maturity debt securities are those securities for which the Company has the ability and intent to hold the security until its scheduled maturity date. All securities not included in held-to-maturity are classified otherwise as available-for-sale. Held-to-maturity debt securities are recorded at amortized cost, adjusted for amortization or accretion of premiums and discounts. Available-for-sale securities are recorded at fair value. Unrealized holding gains and losses on available-for-sale securities are excluded from earnings and are reported as a separate component of accumulated other comprehensive income until realized. Realized gains and losses from the sale of available-for-sale securities are determined on a specific-identification basis.

(7)

WOODWAY FINANCIAL ADVISORS, A TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014

Premiums or discounts on debt securities purchased above or below par value are amortized or accreted over the life of the related held-to-maturity or available-for-sale securities as an adjustment to yield using the effective-interest method. Such amortization and accretion is included in the “interest income” line item in the statements of income. Dividend and interest income are recognized when earned.

Other-Than-Temporary Impairments – A decline in the market value of any held-to-maturity or available-for-sale security below cost that is deemed to be other-than-temporary will result in impairment of the security which reduces the carrying amount to fair value. The impairment is charged to earnings and a new cost basis for the security is established. To determine whether impairment is other-than-temporary, the Company considers whether it has the ability and intent to hold the investment until a market price recovery occurs and considers whether evidence that the cost of the investment is recoverable outweighs evidence to the contrary.

Evidence considered in this assessment includes the reasons for the impairment, the severity and duration of the impairment, changes in value subsequent to year-end, forecasted performance of the investee, and the general market condition in the geographic area or industry in which the investee operates. At December 31, 2014, none of the Company’s investments were considered to be other-than-temporarily impaired.

Fair Value Measurements – Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs. The Company uses a fair value hierarchy based on three levels of inputs, of which the first two are considered observable and the last unobservable, that may be used to measure fair value:

•	Level 1 – Quoted prices in active markets for identical assets or liabilities.

•	Level 2 – Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

•	Level 3 – Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The asset or liability’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.

As of December 31, 2014, there were no assets or liabilities measured at fair value on a recurring or nonrecurring basis.

(8)

WOODWAY FINANCIAL ADVISORS, A TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014

Property and Equipment – Property and equipment are recorded at cost less accumulated depreciation, including improvements that significantly extend the useful life of the related asset. Property and equipment consisted of the following at December 31, 2014:

Property and equipment, at cost
Computer software	$530,775
Computer hardware	128,348
Office furniture	222,723
Office equipment	94,138
Office fixtures	20,656
Leasehold improvements	96,913

1,093,553
Less: accumulated depreciation and amortization	(875,053)

Total property and equipment, net	$218,500

Depreciation is expensed using the straight-line method over the estimated useful lives of the related assets, ranging from three to fifteen years. When property or equipment is sold or otherwise disposed of, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is included in income. Maintenance and repairs are charged to expense in the period incurred. Depreciation expense for 2014 was $85,220.

Income Taxes – The Company has elected to be taxed as a subchapter S corporation under the Internal Revenue Code. In lieu of corporate income taxes, the stockholders of a subchapter S corporation are taxed individually on their proportionate shares of the Company’s taxable income; therefore, no provision for federal income taxes is recorded in the financial statements.

The state of Texas, where the Company conducts business, assesses a margin tax to legal entities conducting business in Texas. The tax is calculated by applying a tax rate to a base that considers both revenues and expenses; therefore, it has the characteristics of an income tax. As a result, for 2014, the Company recorded Texas margin tax of $59,917. At December 31, 2014, the Company’s tax returns open for review by state taxing authorities were 2010 to 2013.

Accrued interest and penalties associated with uncertain tax positions are recognized as part of the income tax provision. As of December 31, 2014, the Company had no uncertain tax provisions.

Revenue Recognition – Service fee revenue, generally calculated as an agreed-upon percentage of assets under management, is recorded monthly as the related services are performed.

Advertising Costs – Advertising costs are charged to expense in the period incurred. Advertising costs charged to expense were $151,005.

(9)

WOODWAY FINANCIAL ADVISORS, A TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014

NOTE 2 – RESTATEMENT

In fiscal year 2015, management determined that the Company had incorrectly understated accounts receivable for periods prior to December 31, 2013 as fee revenue was recorded in the month billed and not in the month the fees were earned. The impact of this adjustment on statement of changes in stockholders’ equity for the year ended December 31, 2013 is restated as follows:

	As Previously Reported	Cummulative Restatement Impact	As Restated

Statement of changes in stockholders’ equity
Balance, December 31, 2012	$3,529,886	$737,496	$4,267,382
Net income, 2013	4,465,157	83,018	4,548,175
Balance, December 31, 2013	3,964,057	820,514	4,784,571

NOTE 3 – INVESTMENTS

Cost and fair value of investments in debt securities at December 31, 2014 are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Approximate Fair Value

Held-to-maturity
U.S. government agency bonds	$249,904	$—	$(4,501)	$245,403
Corporate bonds	1,414,826	21,563	(5,754)	1,430,635
Municipal bonds	150,681	2,975	—	153,656

Totals	$1,815,411	$24,538	$(10,255)	$1,829,694

Maturities of debt securities at December 31, 2014 are as follows:

	Amortized Cost	Approximate Fair Value

One year or less	$200,808	$201,624
After one through five years	856,047	875,912
After five through ten years	758,556	752,158

Totals	$1,815,411	$1,829,694

One U.S. government agency security and one corporate note together totaling $350,000 were called in 2014.

(10)

WOODWAY FINANCIAL ADVISORS, A TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014

Securities in an unrealized loss position at December 31, 2014 are summarized below:

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

U.S. Goverment agency bonds	$—	$—	$245,403	$(4,501)	$245,403	$(4,501)
Corporate bonds	—	—	555,283	(5,754)	555,283	(5,754)

Totals	$—	$—	$800,686	$(10,255)	$800,686	$(10,255)

NOTE 4 – OPERATING LEASE

The Company leases office space under a noncancelable operating lease, which expires December 31, 2016. The lease includes scheduled increases in the base rate over the term of the lease; therefore, the Company recognizes rent expense on a straight-line basis. The lease agreement contains provisions for escalation of base rates if the lessor’s operating costs exceed certain parameters and includes payments for leasehold improvements made by the lessor. The Company also leases certain office equipment and storage facilities under cancelable operating leases.

Minimum future lease payments under the above-mentioned agreements are as follows:

For the Year Ending December 31,	Amount

2015	$271,810
2016	275,696

Total	$547,506

Lease expense was $389,155 for 2014.

NOTE 5 – TREASURY STOCK

Shares of common stock issued pursuant to the Company’s 2008 Incentive Stock Option Plan (the “Plan”) are subject to repurchase under certain conditions such as the death or retirement of a stockholder. There were no share repurchases in 2014.

NOTE 6 – STOCK-BASED COMPENSATION

Stock options are granted to key employees under the Plan, which provides for the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code and nonqualified stock options.

(11)

WOODWAY FINANCIAL ADVISORS, A TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014

The Stock Option Committee of the Board of Directors administers the Plan. The administrator determines the exercise price of options granted. With respect to all incentive stock options, the exercise price may not be less than the fair market value of the Company’s common stock on the date of grant as determined by the administrator. The administrator has discretion to establish the vesting schedule. The term of an incentive stock option may not exceed 10 years. With respect to any participant who owns 10% of the voting power of all classes of outstanding stock, the term must not exceed five years, and the exercise price may not be less than 110% of the fair market value on the grant date. The Plan will automatically terminate in 2018 unless the Company terminates it sooner. Shares granted come from new shares reserved for issuance under the Plan.

The Company granted incentive stock options of 4,000 shares in 2014 at exercise prices of $85.44 per share.

The fair value of each option is estimated on the date of grant using the Black-Scholes model that uses the assumptions noted in the following table. The Company uses the Dow Jones to determine the volatility by noting the average daily change and then multiplying that by 260. The expected term of options granted is derived from the output of the Black-Scholes model and represents the period of time that options granted are expected to be outstanding. The risk-free rate for periods within the contractual life of the option is based on the U.S. treasury yield curve in effect at the time of grant.

Expected volatility	41.0%
Expected dividends	13.5%
Expected term (in years)	6
Risk-free rate	2.1%

Stock option compensation expense related to all outstanding options was $15,545 for 2014.

A summary of the status of the Company’s outstanding stock options and changes during 2014 is presented as follows:

	Shares	Weighted- Average Exercise Price

Outstanding, beginning of year	9,400	$65.57
Granted	4,000	85.44
Exercised	(2,200)	60.40

Outstanding, end of year	11,200	$77.45

Options exercisable, end of year	4,200	$74.60

The total intrinsic value of stock options exercised during 2014 was $132,783.

(12)

WOODWAY FINANCIAL ADVISORS, A TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014

The following table summarizes information about stock options outstanding at December 31, 2014:

Outstanding Options				Exercisable Options
Range of Exercise Prices	Number Outstanding at 12/31/14	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term	Number Exercisable at 12/31/14	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term

$58.62 to $85.44	11,200	$77.45	7.96	4,200	$74.60	7.52

A summary of the status of the Company’s nonvested shares as of December 31, 2014, and changes during 2014, is presented below:

	Shares	Weighted- Average Grant Date Fair Value

Nonvested, beginning of year	5,600	$5.46
Granted	4,000	7.02
Vested	(2,600)	6.08

Nonvested at end of year	7,000	$6.12

NOTE 7 – HEALTH REIMBURSEMENT ARRANGEMENT

The Company provides all employees with a Health Reimbursement Plan, which refunds claims for amounts which fall under the deductible of the group health plan in excess of $1,000 and up to $3,000.

NOTE 8 – PROFIT SHARING PLAN

The Company maintains a qualified cash or deferred compensation plan under Section 401(k) of the Internal Revenue Code. Under the plan, qualified employees who have met age and service requirements may elect to defer up to the maximum percentage allowable not to exceed Internal Revenue Service limitations. Participant contributions vest immediately. The Company makes a matching contribution of 100% up to 6% of an employee’s compensation. Company contributions vest according to a graded scale at the rate of 20% per year starting in year two through year six. Company matching contributions to the plan were $128,982 for 2014.

(13)

WOODWAY FINANCIAL ADVISORS, A TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014

NOTE 9 – SIGNIFICANT ESTIMATES AND CONCENTRATIONS

Economic Conditions – The Company’s revenues are based on market values of client assets and are subject to fluctuations in the general economic environment as reflected in active securities markets. Significant swings in these securities markets can have a direct impact on gross revenues received by the Company for its services and ultimately its liquidity.

Financial Instruments – Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash investments. The Company maintains its cash balances in financial institutions, which at times exceed the amount insured by the Federal Deposit Insurance Corporation (FDIC).

The standard maximum deposit insurance amount (SMDIA) of $250,000 applies to all noninterest and interest-bearing accounts. Management periodically assesses the financial condition of the financial institutions and believes that any possible credit risk is minimal. At December 31, 2014, the Company had no cash in banks that exceeded federally insured limits.

Cash equivalents are held in money market mutual funds with non-FDIC financial institutions. Management periodically assesses the types of underlying securities held in the money market accounts for credit quality and likelihood of price fluctuations. Management believes that any possible credit risk is minimal.

The Company invests its available cash, other than cash equivalents, in U.S. government agency securities or with top-rated corporate issuers. In accordance with Company policy, the amount of credit exposure to any one corporate issuer is limited.

Fiduciary Reserve – Until November 2014, the Company established a reserve for fiduciary errors equal to 1.5 basis points of total client assets. After evaluating historical losses and in anticipation of the significant event disclosed in Note 12, the Board elected to no longer maintain a specific reserve for potential fiduciary losses and to expense losses as they incur.

NOTE 10 – REGULATORY CAPITAL

The Company operates under a charter issued by the Texas Department of Banking and is required to maintain restricted capital of at least $1,500,000. The Company considers restricted capital to be capital stock, paid-in surplus, and a portion of retained earnings designated as restricted. As of December 31, 2014, restricted capital consists of the following:

Common stock	$389,850
Additional paid-in capital	484,594
Additional paid-in capital – stock options	24,862
Retained earnings designated as paid-in surplus	844,755

Total permanent capital	$1,744,061

(14)

WOODWAY FINANCIAL ADVISORS, A TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014

NOTE 11 – COMMITMENTS AND CONTINGENCIES

The Company purchases certain services from unaffiliated third-parties in the normal course of business. A large number of these services are received under contracts with terms ranging from one to five years.

In exchange for keeping minimum balances of client funds in certain money market mutual funds, the Company receives securities custody and safekeeping services at no cost. In addition, certain investment services are paid for using commissions earned by the Company for directing securities trades to securities brokers.

NOTE 12 – SUBSEQUENT EVENT

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through May 22, 2015, the date the financial statements were available to be issued.

On January 22, 2015, the Company announced that it had signed an agreement to be acquired by Westwood Holdings Group, Inc. The transaction, which was subject to approval by the Texas Department of Banking and other customary closing conditions, was effective April 1, 2015.

(15)

Woodway Financial Advisors, A Trust Company

Financial Statements

For the Three Months Ended March 31, 2015

WOODWAY FINANCIAL ADVISORS, A TRUST COMPANY

BALANCE SHEET (UNAUDITED)

MARCH 31, 2015

ASSETS
Current assets
Cash and cash equivalents	$1,205,445
Accounts receivable	940,538
Prepaid expenses and other	248,106

Total current assets	2,394,089

Property and equipment, net	196,962

TOTAL ASSETS	$2,591,051

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued expenses	$81,587
Other current liabilities	5,415

Total current liabilities	87,002

Other liabilities	6,246

Total liabilities	93,248

Stockholders’ equity
Common stock, $1 par value, 500,000 shares authorized; 401,050 issued and outstanding	401,050
Additional paid-in capital	562,602
Retained earnings – restricted	844,755
Retained earnings – unrestricted, $100,000 appropriated for contingencies	689,396

Total stockholders’ equity	2,497,803

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,591,051

The accompanying notes are an integral part of these financial statements.

(1)

WOODWAY FINANCIAL ADVISORS, A TRUST COMPANY

STATEMENT OF INCOME (UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31, 2015

Income
Fees	$2,665,558
Interest	9,951

Total income	2,675,509

Expenses
Compensation and employee benefits	1,037,180
Information technology	125,403
Advertising and marketing	74,315
Occupancy	75,218
Acquisition	138,397
Other operating	160,632

Total expenses	1,611,145

Income before income taxes and gain on sale of investment	1,064,364
Gain on sale of investment	16,857

Income before income taxes	1,081,221

Income tax expense	14,736

NET INCOME	$1,066,485

The accompanying notes are an integral part of these financial statements.

(2)

WOODWAY FINANCIAL ADVISORS, A TRUST COMPANY

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY (UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31, 2015

				Additional
	Common Stock Issued		Additional Paid-In Capital	Paid-In Capital – Stock Options	Retained Earnings – Restricted	Retained Earnings – Unrestricted	Total Stockholders’ Equity
	Number of Shares	Par Value
BALANCE, DECEMBER 31, 2014	389,850	$389,850	$484,594	$24,862	$844,755	$3,362,238	$5,106,299
Stock option expense	—	—	—	25,613	—	—	25,613
Stock options exercised	11,200	11,200	78,008	(50,475)	—	—	38,733
Net income	—	—	—	—	—	1,066,485	1,066,485
Distribution	—	—	—	—	—	(436,120)	(436,120)
Dividends on common stock, $8.46 per share	—	—	—	—	—	(3,303,207)	(3,303,207)

BALANCE, MARCH 31, 2015	401,050	$401,050	$562,602	$—	$844,755	$689,396	$2,497,803

The accompanying notes are an integral part of these financial statements.

(3)

WOODWAY FINANCIAL ADVISORS, A TRUST COMPANY

STATEMENT OF CASH FLOWS (UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31, 2015

Cash flows from operating activities
Net income	$1,066,485
Adjustments to reconcile net income to net cash from operating activities:
Depreciation	21,538
Gain on sale of marketable securities	(16,857)
Premium amortization	1,376
Discount accretion	(234)
Stock option expense	25,613
Change in operating assets and liabilities:
Accounts receivable	30,020
Accrued interest receivable	12,082
Prepaid expenses and other	(67,091)
Accounts payable and accrued expenses	(454,454)
Other current liabilities	972
Other liabilities	(2,083)

Net cash from operating activities	617,367

Cash flows from investing activities
Proceeds from sale of marketable securities	1,831,126

Net cash from investing activities	1,831,126

Cash flows from financing activities
Proceeds from issuance of common stock	38,733
Distributions paid	(436,120)
Dividends on common stock paid	(3,303,207)

Net cash from financing activities	(3,700,594)

Net change in cash and cash equivalents	(1,252,101)

Cash and cash equivalents, beginning of year	2,457,546

Cash and cash equivalents, end of year	$1,205,445

Supplemental cash flow information:
State income taxes paid	$59,409

The accompanying notes are an integral part of these financial statements.

(4)

WOODWAY FINANCIAL ADVISORS, A TRUST COMPANY

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

MARCH 31, 2015

NOTE 1 – NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Woodway Financial Advisors, a Trust Company (the “Company”), a Texas subchapter S corporation, was organized to have full trust company powers as recognized by the Texas State Banking Commission. Financial services are provided to individuals and families, including corporate executives, professionals and closely-held businesses. Financial services include individual financial counseling, investment analysis and management, trust and estate services, and special financial services for organizations.

Basis of Accounting – The Company maintains its accounts on the accrual method of accounting in accordance with accounting principles generally accepted in the United States of America (GAAP).

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements – The Company has implemented all new accounting pronouncements and does not believe there are any new pronouncements that have been issued that may have a material impact on the financial statements.

Descriptions of significant accounting policies are included in Note 1 to the audited financial statements as of and for the year ended December 31, 2014. There have been no significant changes to these policies.

Subsequent Event – In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through June 10, 2015, the date the financial statements were available to be issued.

On April 1, 2015, the Company was acquired by Westwood Holdings Group, Inc. (Westwood Trust), pursuant to a reorganization agreement and agreement and plan of merger dated January 15, 2015. Woodway merged with Westwood Trust, who is the surviving entity of the merger. Westwood Trust’s execution of the Merger Agreement was previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 16, 2015.

NOTE 2 – INVESTMENTS

During 2015, the Company liquidated its investment holdings in preparation of being acquired by Westwood Trust. The Company had proceeds from sales of $1,831,126 resulting in realized gains of $16,857.

NOTE 3 – STOCK-BASED COMPENSATION

During 2015, the remaining 7,000 of unvested shares were fully vested as part of the acquisition transaction. The remaining $25,613 of unrecognized compensation expense was recognized in the quarter ending March 31, 2015. In addition, all 11,200 vested shares were exercised during the quarter as part of the acquisition transaction. For the quarter ended March 31, 2015, 600 shares were exercised at the strike price for $38,733. The remaining 10,600 shares were exercised under cashless transaction provisions for net settlement upon close of the acquisition.

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WOODWAY FINANCIAL ADVISORS, A TRUST COMPANY

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

MARCH 31, 2015

NOTE 4 – DISTRIBUTIONS

In addition to its regular shareholder dividend, the Company paid a supplemental distribution of $2,435,224, representing the amount of working capital in excess of the net working capital requirement in the Merger Agreement.

NOTE 5 – REGULATORY CAPITAL

The Company operates under a charter issued by the Texas Department of Banking and is required to maintain restricted capital of at least $1,500,000. The Company considers restricted capital to be capital stock, paid-in surplus, and a portion of retained earnings designated as restricted. As of March 31, 2015, restricted capital consists of the following:

Common stock	$401,050
Additional paid-in capital	562,602
Additional paid-in capital – stock options	—
Retained earnings designated as paid-in surplus	844,755

Total permanent capital	$1,808,407

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